UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 6, 2006


                       NATIONAL SEMICONDUCTOR CORPORATION
             (Exact name of registrant as specified in its charter)

        DELAWARE                   1-6453                  95-2095071
        --------                   ------                  ----------
 (State of Incorporation)       (Commission              (I.R.S.Employer
                                File Number)           Identification Number)

                    2900 SEMICONDUCTOR DRIVE, P.O. BOX 58090
                       SANTA CLARA, CALIFORNIA 95052-8090
                       ----------------------------------
                    (Address of Principal Executive Offices)

                                 (408) 721-5000

              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A. 2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))















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NATIONAL SEMICONDUCTOR CORPORATION

Table of Contents

                                                                            Page
                                                                            ----
Section 8 - Other Events
------------------------
Item 8.01       Other Events                                                  2

Section 9 - Financial Statements and Exhibits
---------------------------------------------
Item 9.01       Financial Statements and Exhibits                             2

Signature                                                                     3

Exhibits:
99.1    New release dated October 6, 2006



































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NATIONAL SEMICONDUCTOR CORPORATION

Item 8.01       OTHER EVENTS

On October 6, 2006, the Company announced in a news release that its Board of Directors had declared a cash dividend of $0.04 per outstanding share of common stock. The dividend is payable on January 8, 2007 to stockholders of record on December 18, 2006.

     The information in Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, an amended.

Item 9.01       FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits
        --------

Exhibit No.     Description of Exhibit
-----------     ----------------------

99.1           News   release   dated   October  6,  2006   issued  by  National
               Semiconductor Corporation*

*This exhibit is intended to be furnished and shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended.


























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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         NATIONAL SEMICONDUCTOR CORPORATION



Dated: October 6, 2006                   \s\Jamie E. Samath
                                         ------------------
                                         Jamie E. Samath
                                         Corporate Controller
                                         Signing on behalf of the registrant and
                                         as principal accounting officer
































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


                                                                    Exhibit 99.1

Media Contact:                              Financial:
LuAnn Jenkins                               Long Ly
National Semiconductor                      National Semiconductor
(408) 721-2440                              (408) 721-5007
luann.jenkins@nsc.com                       invest.group@nsc.com




National Semiconductor Increases Quarterly Cash Dividend

October 6, 2006 - National Semiconductor Corporation (NYSE:NSM) announced today that the Board of Directors has declared a cash dividend of $0.04 per outstanding share of common stock, which is an increase from the prior quarterly cash dividend of $0.03 per share. This new dividend will be paid on January 8, 2007 to shareholders of record at the close of business on December 18, 2006.

National   Semiconductor   had  324,227,988   million  shares  of  common  stock
outstanding at the end of its first quarter of fiscal 2007, which ended August 27, 2006.

About National Semiconductor National Semiconductor, the industry's premier analog company, creates high-value analog devices and subsystems. National's leading-edge products include power management circuits, display drivers, audio and operational amplifiers, interface products and data conversion solutions. National's key analog markets include wireless handsets, displays and a variety of broad electronics markets, including medical, automotive, industrial, and test and measurement applications. Headquartered in Santa Clara, Calif., National reported sales of $2.16 billion for fiscal 2006, which ended May 28, 2006. Additional company and product information is available at www.national.com.